U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

February 27, 2017

MEDICINE MAN TECHNOLOGIES, INC.

(Exact name of small business issuer as specified in its charter)

Nevada	000-55450	46-5289499
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID No.)

4880 Havana Street

Suite 200

Denver, Colorado 80239

(Address of principal executive offices)

(303) 371-0387

(Issuer’s Telephone Number)

___________________________________

(Former Address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

EXPLANATORY NOTE

This Amendment is being filed to provide the information required by Item 9.01(a) of this Report, including independent audit of the financial statements of Pono Publications, Ltd., and Success Nutrients, Inc. for the fiscal years ended December 31, 2016 and 2015 and notes thereto, along with unaudited interim periods financial statements for the six months ended June 30, 2017 and 2016, and pro forma consolidated financial statements applicable to these acquisitions.

Item 9.01 Financial Statements and Exhibits

(d) Financial Statements and Pro Forma Financial Information

Exhibit 99.1	Pono Publications Ltd. financial statements for the six months ended June 30, 2017 (Unaudited) and December 31, 2016 and 2015 (Audited)

Exhibit 99.2	Success Nutrients Inc. financial statements for the six months ended June 30, 2017 (Unaudited) and December 31, 2016 and 2015 (Audited)

Exhibit 99.3	Combined Pro forma financials for the six months ended June 30, 2017 and year ended December 31, 2016

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to its report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDICINE MAN TECHNOLOGIES, INC.
(Registrant)

Dated: October 11, 2017	By:	/s/ Brett Roper
Brett Roper, Chief Executive Officer

Dated: October 11, 2017	By:	/s/ Jonathan Sandberg
Jonathan Sandberg, Chief Financial Officer

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